Potlatch Corporation Michael J. Covey Chairman & Chief Executive Officer Eric J. Cremers President & Chief Operating Officer March 2013

Forward-Looking Statement This presentation contains certain forward-looking statements within the meaning of the Private Litigation Reform Act of 1995 as amended, including without limitation, statements about future company performance, the company’s business model, strength of the company’s balance sheet and credit metrics, dividend levels and yields, direction of markets and the economy, long term trend of higher sawlog prices, Southern sawlog prices, Pacific Northwest sawlog prices, pulpwood prices, impact of Chinese demand for wood products on sawlog pricing, impact of pellet plant additions on pulpwood pricing, management of timberlands to optimize values, Southern sawlog inventories, future harvest levels and their relation to market trends, potential EBITDDA and cash flows from improved harvest and pricing, forecast of inventory of available live and dead lodgepole pine in B.C., impact of the pine beetle on North American lumber supply, forecasts of North American exports of lumber to China, forecast of U.S. housing starts, the company’s capital structure, weighted average cost of debt, cash flow generation, funds available for distribution, real estate business potential and land development potential, real estate value opportunities, biomass opportunities, forecasts of U.S. biomass consumed to produce electricity, management of the output of our Wood Products facilities, North American lumber operating rates and capacity, forecast Canadian lumber production, debt repayment, net asset value, dividend policy and dividends, global wood pellet consumption outlook, new and existing home inventory and months supply, and similar matters. These forward-looking statements are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, changes in timberland values; changes in timber harvest levels on the company’s lands; changes in timber prices; changes in policy regarding governmental timber sales; changes in the United States and international economies; changes in the level of domestic construction activity; changes in international tariffs, quotas and trade agreements involving wood products; changes in domestic and international demand for wood products; changes in production and production capacity in the forest products industry; competitive pricing pressures for the company’s products; unanticipated manufacturing disruptions; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; changes in fuel and energy costs; changes in raw material and other costs; the ability to satisfy complex rules in order to remain qualified as a REIT; changes in tax laws that could reduce the benefits associated with REIT status; and other risks and uncertainties described from time to time in the company’s public filings with the Securities and Exchange Commission. All forward-looking statements are made as of the date of this presentation, and the company does not undertake to update any forward-looking statements. 2 Forward-Looking Statements

Company Overview 3  Converted to tax efficient REIT in 2006  Single level of taxation  Lower cost of capital  Fourth largest U.S. Timber REIT  1.43 million acres of owned timberland  High margin, low risk real estate business  Five wood products manufacturing facilities  Enterprise value of $2.1 billion(1)  Market cap of ~$1.8 billion  Net debt(2) of ~$0.3 billion  Strong balance sheet with solid credit metrics  Attractive dividend at $1.24 per share, yielding 2.7%(1) LSD PPD CPD Potlatch Corporation (REIT) Resource (Timberlands) Taxable REIT Subsidiaries North South Real Estate Wood Products (1) Based on February 19, 2013 closing stock price of $45.50 per share. (2) We define net debt as the total of short-term and long-term debt less cash and short-term investments, see reconciliation on page 28.

Potlatch Business Overview 4 Idaho: 807,000 acres Arkansas: 411,000 acres Minnesota: 207,000 acres Total: 1,425,000 acres Timberlands(1)(2) Wood Products Manufacturing Facilities Potlatch owns approximately 1.43 million acres of FSC-certified timberland in Arkansas, Idaho and Minnesota and five wood products manufacturing facilities. (1) As of December 31, 2012, excludes 1,000 acres in Wisconsin. (2) Includes 6,300 acre land purchase held on our behalf by a qualified LKE intermediary at December 31, 2012.

Potlatch Financial Overview ($ in millions) 5 $607 $575 $516 $585 $549 $575 $102 $107 $131 $151 $110 $114 $0 $200 $400 $600 $800 2007 2008 2009 2010 2011 2012 Revenue EBITDDA 2012 Segment Revenues(1) 2012 Segment EBITDDA(2) Segment EBITDDA Margin(3) Resource $208 $66 31.7% Real Estate $38 $34 89.5% Wood Products $329 $52 15.8% (1) Segment revenues and historical consolidated revenues presented prior to intersegment eliminations. (2) See page 37 of this presentation for definitions of EBITDDA and segment EBITDDA and page 27 for reconciliations to most comparable GAAP measures. (3) Segment EBITDDA Margin is defined as Segment EBITDDA divided by Segment Revenues. Historical Consolidated Revenue and EBITDDA(1)(2)

Total Housing Starts (in thousands) 6 0 500 1,000 1,500 2,000 2,500 71 73 75 77 79 81 83 85 87 89 91 93 95 97 99 01 03 05 07 09 11 13F Year Average Starts Since 1971: 1.5 million Housing starts are presently far below the long-term average. (1) Source: U.S. Census Bureau. (2) Forecast based on average of 8 different economic forecasting firms. Forecast(2) Actual(1) 14F

Regional Softwood Nominal Price Trends  The price of sawlogs, in conjunction with harvest volume, drives our revenue stream  Long-term trend line is for higher sawlog prices  Recent weakness in Southern sawlog prices driven by depressed housing starts  Recent strength in Pacific Northwest sawlog prices driven by Chinese demand  Pulpwood prices relatively flat over time, but pellet plant additions should ultimately put upward pressure on prices Source: Timber Mart-South, Oregon Department of Forestry, and Potlatch estimates. 7 $0 $20 $40 $60 $80 $100 $120 1977 1979 1982 1984 1987 1989 1992 1994 1997 1999 2002 2004 2007 2009 2012 $/Ton Sawlog South - Stumpage PNW WS DF - Delivered Pulpwood South - Stumpage

Sawlog Inventories in the South

In the South, plantation investments have improved inventory growth rates.

U.S. South Private Operable Softwood Sawtimber Inventory



US South Private Operable Softwood Sawtimber Inventory
% Change in Inventory
Billion Board Feet (Int 1/4)
375
350
325
300
275
250
225
200
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
Growth for Year
Beginning of Year Inventory
Beginning of Year Inventory + Harvest for Year

- In the U.S. South, the lumber industry expanded dramatically during the 1980's and 1990's putting pressure on the softwood resource
- Increased productivity from intensive silvicultural investments began to stabilize the softwood inventory in the early 2000's

Source: Hancock Timber Resource Group & RISI

8

0.0 1.0 2.0 3.0 4.0 5.0 2006 2008 2010 2012 ~3 Years Forward Sawlogs Pulpwood Potlatch Has An Attractive Timber Inventory & Harvest Profile  Potlatch’s focus has been on its timber resource base since conversion to a REIT in 2006  Active management and timberland diversification to maximize value of the resource base  Geographic diversity  Species diversity  End-use market diversity  Attractive distribution of timber across age- classes  Flexibility to monetize sawlog or pulpwood harvests  Harvest volume (and prices) should increase over the next few years as housing recovers  2012 harvest volume lowered to 3.6 million tons to preserve net asset value  4.6 million tons expected in about 3 years Potlatch Fee Harvest Log Volume 3.3 3.9 4.4 3.8 ~4.6 Tons in millions 4.2 4.1 3.6 9

Attractive Inventory & Harvest Profile 2.2 2.8 3.0 2.4 3.0 2.9 2.5 ~3.3 $72 $80 $70 $53 $60 $63 $67 $0 $10 $20 $30 $40 $50 $60 $70 $80 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 2006 2007 2008 2009 2010 2011 2012 ~3 Years Forward Sawlog Prices ($/ton) Fee Harvest Sawlog Volume (tons in millions)  Potlatch’s Resource cash flows are highly dependent on its sawlog harvest volume  The unprecedented downturn in the U.S. housing market has temporarily depressed sawlog prices  When sawlog pricing further recovers, we expect to harvest more aggressively  Cash flows should dramatically improve as the sawlog harvest and pricing improve  An additional 800,000 tons per year of sawlogs could provide an additional $22 million of EBITDDA  An additional $7 per ton in sawlog price could provide an additional $23 million in EBITDDA 10 Potlatch Sawlog Harvest

Inventory of Available Live and Dead Lodgepole Pine in BC By Years since Attack, 1999-2020 0 200 400 600 800 1000 1200 1400 1600 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 Live <8 yrs 9-10 yrs 11-12 yrs >12 yrs Million m3 Source: FEA September 2012 Presentation Forecast BC’s timber inventory continues to decay. 11

0% 2% 4% 6% 8% 10% 12% 0 1 2 3 4 5 6 7 2006 2007 2008 2009 2010 2011 2012 2013 F 2014 F Softwood Lumber Exports to China (% of Total Demand on North America Mills) NA Lumber Exports to China % of Demand on NA Mills North America Lumber Exports to China (Billion Board Feet) Lumber Exports to China as % North American Demand North American Exports of Lumber to China Source: RISI North American Demand & FEA (Export to China). 12 Forecast Actual

U.S. Biomass Consumed to Produce Electricity (Million Green Tons) 0 50 100 150 200 250 300 1990 1994 1998 2002 2006 2010 2014 2018 2022 2026 2030 2034 Actual Forecast (1) EIA Annual Energy Outlook 2011 & Potlatch Estimates. (1) 13

Historic Lumber & Panel Prices 14 Source: Random Lengths $150 $200 $250 $300 $350 $400 $450 $500 Apr-06 Feb-07 Dec-07 Oct-08 Aug-09 Jun-10 Apr-11 Feb-12 Dec-12 RL Panel Composite $/MSF RL Lumber Composite $/MBF Both the lumber and panel prices have been increasing along with the housing recovery.

North American Lumber Operating Rates and Average Annual Prices (U.S.$) 15 1994 1995 19961997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 150 200 250 300 350 400 450 50 55 60 65 70 75 80 85 90 95 W . S PF 2 x4 (U S$ /m fbm ) NA Operating Rate W. SPF 2x4 (US$) North American Wood Products Industry Capacity Utilization (%) Source: RBC Capital Markets

Wood Products Segment 16 $41 $13 $14 ($4) ($11) $15 $15 $52 -$20 $0 $20 $40 $60 2005 2006 2007 2008 2009 2010 2011 2012  Five manufacturing facilities, lumber and plywood  Sell to wholesalers for use in homebuilding and construction  Potlatch operates four sawmills in Idaho, Arkansas, Minnesota and Michigan as well as one industrial-grade plywood mill in Idaho  Maximizing production gives attractive operating environment  Weak US$ versus CAD$ is beneficial to this segment Wood Products Segment EBITDDA(1) $ in millions (1) See page 37 of this presentation for the definition of segment EBITDDA and page 27 for reconciliation to most comparable GAAP measures. (2) Wood Products EBITDDA excludes $31 million for Canadian lumber settlement. (3) Wood Products EBITDDA includes asset impairment charge of $3 million. (2) (3)

Real Estate Overview

- Frequently assess acreage to maximize value through sale of non-core timberland real estate
- More than 3,000 miles of desirable water frontage
- More than 9 million people live within three states of ownership

Land Portfolio



Core Timberland
~1.2 million acres
Non-Strategic Timberland
~15,000 acres
Rural Real Estate
~95,000 acres
HBU/Development
~125,000 acres

Idaho: 807,000 acres



Coeur d'Alene
McCall
Boise
ID
Sun Valley

Arkansas: 411,000 acres



AR
Little Rock
Hot Springs

Minnesota: 207,000 acres



Brainerd
MN
Minneapolis
St. Paul

■ Potlatch Timberlands(1)(2)

(1) As of December 31, 2012, excludes 1,000 acres in Wisconsin.
(2) Includes 6,300 acre land purchase held on our behalf by a qualified LKE intermediary at December 31, 2012.

17

Real Estate Values Are Unique to Each Category 18 CONSERVATION EASEMENT NON-STRATEGIC TIMBERLAND RURAL REAL ESTATE HIGHER-BETTER-USE DEVELOPMENT $400 to $1,000 per acre $500 to $1,500 per acre $1,000 to $1,500 per acre $2,000 to $7,000 per acre 120,000 Opportunity dependent 10,000 to 20,000 acres 80,000 to 90,000 acres 110,000 to 120,000 acres Characteristics: - Habitat related - Appropriate payment for opportunity sold - Selective core lands Characteristics: - Fringe of ownership - Location disadvantage - Higher operation cost - Capital allocation focus Characteristics: - Fringe of ownership - Opportunity varies by geographic market - Recreation character and amenities - Adjacent ownership influence Characteristics: - Property attribute focus - Investor interest - Explore proper land use and entitlements - Emerging development focus LOWER VALUE OPPORTUNITIES HIGHER VALUE OPPORTUNITIES

Significant Real Estate Portfolio Realization of Non-Core Timberland Asset Values 19 16.3 46.1 70.1 32.2 3.0 16.2 20.5 12.5 9.2 12.4 14.3 7.9 9.3 5.6 5.9 5.4 21.0 1.2 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 2007 2008 2009 2010 2011 2012 Segment Revenue Conservation Easement HBU/Development Rural Real Estate Non-Strategic Timberland $3 79 $1 ,52 7 $7 45 $1 ,34 5 $7 11$ 1,2 29 $1 ,43 4 $1 ,10 8 $1 ,18 2 $1 ,25 9 $1 ,21 8 $2 ,63 9 $2 ,59 8 $2 ,32 9 $2 ,00 7 $2 ,05 4 $2 ,96 9 $1 ,2 48 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2007 2008 2009 2010 2011 2012 $/Acre Price Per Acre 0 20,000 40,000 60,000 80,000 100,000 120,000 2007 2008 2009 2010 2011 2012 Acres Acres Sold (1) $24.1 $46.1 $65.4 16,175 60,669 44,786 (1) Segment Revenue in 2008 excludes sale of building. (2) Excludes the sale of the Boardman, Oregon tree farm of 17,000 acres. $ in millions $85.2 104,737 (2) $50.0 36,458 $38.3 22,944

Potlatch Timberland Holdings Changes 20 1,000 1,100 1,200 1,300 1,400 1,500 1,600 1,700 1,800 2005 2006 2007 2008 2009 1,471 (3) 1,468 218 1,653 36 (61) 1,628 (45) 1,583 (105) 1,478 Acres (000’s) PCH Owned Acreage at End of Period PCH Acquired Acreage During the Year PCH Sold Acreage During the Year 2010 (33) (1) (1) Includes the sale of the Boardman, Oregon tree farm of 17,000 acres. (2) Acreage through December 31, 2012, includes 1,000 acres from Wisconsin. (3) Includes 6,300 acre land purchase held on our behalf by a qualified LKE intermediary at December 31, 2012. (37) 2011 1,426 (2)(3) 2012 (24) 1,441 9

Balance Sheet Review ASSETS Cash and short-term investments 80$ Other current assets 58 Long-term assets 581 Total assets 719$ LIABILITIES & EQUITY Current liabilities 64$ Long-term debt 349 Other liabilities 167 Total liabilities 580 Equity 139 Total liabilities & equity 719$ December 31, 2012 ($ in millions) 21 Conservative capital structure Key credit statistics  Net debt to enterprise value 17.5% N/A  Interest coverage ratio 4.64x 3.00x  Timberland coverage ratio 5.39x 3.00x  Leverage ratio 3.03x 5.00x Undrawn $250 million revolver 6.7% weighted average cost of debt Rated Ba1 by Moody’s, BB by S&P Fixed Debt: $310 million or 87% Floating-Rate Debt: $47 million or 13% Note: We define net debt as the total of short-term and long-term debt less cash and short-term investments, see page 28 for reconciliation. The Minimum Interest Coverage Ratio is our twelve months ended EBITDDA divided by interest expense for the same period. See page 37 of this presentation for the definition of EBITDDA and page 27 for reconciliation to most comparable GAAP measures. Actual 12/31/2012 Covenant Requirements

Conservative Capital Structure: Long-Term Debt Maturity Profile ($ in millions) 22 $8 $21 $23 $5 $11 $14 $150 $6 $0 $3 $0 $66 $7 $43 $0 $50 $100 $150 $200 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Mandatory principal repayments of only $68 million from 2013-2017

Strong Cash Flow Generation ($ in millions) $102 $107 $131 $151 $110 $114 $0 $20 $40 $60 $80 $100 $120 $140 $160 2007 2008 2009 2010 2011 2012 23 Total EBITDDA(1) $97 $95 $105 $83 $77 $66 $0 $40 $80 $120 2007 2008 2009 2010 2011 2012 Resource $21 $41 $60 $79 $46 $34 $0 $40 $80 $120 2007 2008 2009 2010 2011 2012 Real Estate $14 ($4) ($11) $15 $15 $5 -$20 $0 $20 $40 $60 2007 2008 2009 2010 2011 2012 Wood Products Segment EBITDDA(1) (1) See page 37 of this presentation for the definition of EBITDDA and Segment EBITDDA and page 27 for a reconciliation to most comparable GAAP measures. (2) Consolidated and Wood Products EBITDDA includes a $3 million asset impairment charge. (2) (2)

Funds Available for Distribution (FAD) ($ in millions) $85 $92 $111 $105 $64 $53 $77 $81 $81 $82 $74 $50 $0 $20 $40 $60 $80 $100 $120 2007 2008 2009 2010 2011 2012 FAD Dividend Distribution 24 Note: See page 37 of this presentation for the definition of FAD and see page 28 for a reconciliation to most comparable GAAP measures. Excludes dividend distribution of Clearwater Paper stock in 2008.

Conclusion  Potlatch maintains a very attractive asset base of 1.43 million acres of timberland  Our Resource segment has the potential to generate significantly more cash flow  We have deferred significant harvest volumes to preserve and enhance NAV  We have the ability to meaningfully expand high margin sawlog harvest levels  Wood Products business is generating solid cash flow  Industry supply appears to be struggling to keep up with increased demand  Real Estate segment has low risk, high margin attributes  Attractive dividend  Strong balance sheet with attractive debt cost and maturity profile  Long-term industry trends very favorable  Housing starts on solid recovery path  Exports to China from North America should remain robust  Pine beetle in B.C. and lower AAC in eastern provinces will lower supply from Canada  Biomass continues to hold promise 25

Appendix

EBITDDA and Segment EBITDDA Reconciliation ($ in millions) 27 2007 2008 2009(1) 2010 2011 2012 Consolidated Net income 74$ 73$ 81$ 40$ 40$ 43$ Less: Income tax benefit (provision) 17 25 16 (5) (4) (17) Add: Net cash interest expense 15 20 20 26 25 23 Depreciation, depletion, and amortization 26 30 35 31 29 26 Basis of real estate sold 4 9 11 49 14 5 Non-cash asset impairment and eliminations (2) - Consolidated EBITDDA 102$ 107$ 131$ 151$ 110$ 114$ Resource Operating income 82$ 76$ 82$ 62$ 60$ 50$ Depreciation, depletion, and amortization 15 19 23 21 17 16 Resource Segment EBITDDA 97$ 95$ 105$ 83$ 77$ 66$ Real Estate Operating income 17$ 32$ 49$ 30$ 31$ 28$ Basis of real estate sold 4 9 11 49 14 6 Depreciation 1 - Real Estate Segment EBITDDA 21$ 41$ 60$ 79$ 46$ 34$ Wood Products Operating income (loss) 4$ (14)$ (21)$ 7$ 7$ 45$ Depreciation 10 10 10 8 8 7 Wood Products Segment EBITDDA 14$ (4)$ (11)$ 15$ 15$ 52$ Fiscal Year (1) Consolidated and Wood Products EBITDDA includes a $3 million asset impairment charge.

Potlatch Net Debt Reconciliation ($ in millions) 28 2008 2009 2010 2011 2012 Long-term debt 221$ 368$ 363$ 345$ 349$ Current installments on long-term debt 101 - 5 22 8 Current notes payable 129 - - - - Cash (1) (2) (6) (8) (17) Short-term investments (3) (53) (85) (63) (63) Net Debt 447$ 313$ 277$ 296$ 277$ At December 31 FAD Calculation ($ in millions) Resource 76$ 82$ 62$ 60$ 50$ Real Estate 32 49 30 31 28 Wood Products (14) (21) 7 7 45 Eliminations and adjustments (1) 8 2 2 (1) 93 118 101 100 122 Corporate administration (25) (33) (30) (30) (39) Net cash interest expense (20) (20) (26) (26) (23) Income tax benefit (provision) 25 16 (5) (4) (17) Net income 73 81 40 40 43 Depreciation, depletion and amortization 30 35 31 29 26 Basis of real estate sold 9 11 49 14 5 Capital expenditures (20) (16) (15) (17) (21) Non-cash asset impairment & eliminations (2) Funds Available for Di tribution 92$ 111$ 105$ 64$ 53$ istributions to Common Stockholders (1) 81$ 81$ 82$ 74$ 50$ (1) Excludes distribution of Clearwater Paper stock in 2008.

Potlatch Sawlog and Pulpwood

Pricing in the Northern and Southern Regions



Sawlog
$/Ton
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Northern Region
Southern Region
2007
2008
2009
2010
2011
2012



Pulpwood
$/Ton
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Northern Region
Southern Region
2007
2008
2009
2010
2011
2012

29

North American Lumber Industry Operated at 74% of Capacity in 2012* 30 Idled and Under-Utilized Existing Capacity 2012 Production 52.9 Bbf Export Demand NA Demand 81.1 2.1 46.5 11.7 18.6 0 10 20 30 40 50 60 70 80 90 2005 Capacity Permanently Shut Additions Current Capacity 71.5 6.4 (9.8) Bbf between 2005-2010 Source: RBC Capital Markets *This information comes from RBC and Potlatch makes no representation as to its accuracy.

Lumber Capacity Changes Announced for 2013-2014 31 Source; ERA Forest Products Monthly, January 2013

Canadian Lumber Production Outlook 32 British Columbia Lumber Production Will Not Add Much to Total North American Supply There is Some Room for Growth in Ontario and Quebec Output Source: FEA, September 2012 Forecast Forecast

Global Wood Pellet consumption Outlook to 2020 33 Source: Wood Markets, February 2013, Wood Pellet Association of Canada

34 Source: ERA Forest Products Overview, January 2013

New & Existing Home Inventory & Months Supply 35 2 3 4 5 6 7 8 9 10 11 12 13 100 150 200 250 300 350 400 450 2008 2009 2010 2011 2012 New Home Inventory Months Supply of New Homes Thousands of Homes For Sale at month-end Months Supply Source: census.gov/newhomesales, Tables 1 and 3. Next report: February 26. 4 5 6 7 8 9 10 11 12 1.5 1.7 1.9 2.1 2.3 2.5 2.7 2.9 3.1 3.3 3.5 3.7 3.9 2008 2009 2010 2011 2012 2013 Existing Home Inventory Months Supply Million Homes Months Supply 2 million was average before the housing boom and bust. New Home Inventory & Months Supply Under Construction + Completed, Does not include permitted but not yet started. Existing Home Inventory & Months Supply Source: National Association of Realtors. www.realtor.org/research. Next report: February 21. Source: APA, January 2013

Residential Remodeling Owner-Occupied Improvements* - Annual through 2011. Monthly 2013 36 $80 $90 $100 $110 $120 $130 $140 $150 2000 2002 2004 2006 2008 2010 Jan '12 Mar May July Sep Nov Billions of dollars Note: Census discontinued a broader survey of remodeling in 2008. It included rental, vacant and seasonal properties. Their surveys now miss 55% to 60% of all remodeling expenditures. December: $138 Billion annual rate. That’s up 17.9% from January. For all of 2012, expenditures totaled $126.3 billion, up 10.8% from 2011. http://www.census.gov/construction/30index.html Private construction Source: APA, January 2013

Definitions of Non-GAAP Measures EBITDDA is a non-GAAP measure that management uses to evaluate the cash generating capacity of the company. EBITDDA, as we define it, is net income (loss) adjusted for net cash interest expense, provision (benefit) for income taxes, depreciation, depletion and amortization, basis of real estate sold and non-cash asset impairment and eliminations. Funds Available for Distribution (FAD), as we define it, is net income (loss) adjusted for depreciation, depletion and amortization, basis of real estate sold, non-cash asset impairment and eliminations and capital expenditures. For purposes of this definition, capital expenditures exclude all expenditures relating to direct or indirect timberland purchases in excess of $5 million. Segment EBITDDA from continuing operations, as we define it, is segment operating income (loss) adjusted for depreciation, depletion, amortization and the basis of real estate sold. 37